UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2008

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

    On October 23, 2008, the Registrant issued a press release announcing its earnings for the quarter ended September 30, 2008.  A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

    (d)    Exhibits

            99.1    Press release dated October 23, 2008

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date October 27, 2008	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer